Exhibit 99.1

Ramaco Resources, Inc. Announces

Internal Corporate Reorganization

LEXINGTON, KY., March 31, 2026 /PRNewswire/ – Ramaco Resources, Inc. (NASDAQ: METC, METCB, “Ramaco” or the “Company”) a dual platform company that is both a leading operator and developer of high-quality, low-cost metallurgical coal in Central Appalachia and a developing producer of coal, rare earth elements and critical minerals (“REE/CM”) in Wyoming, announces it is undergoing a strategic internal corporate reorganization.

The Board of Directors has authorized management to pursue a strategic internal reorganization of the Company’s corporate structure (the “Reorganization”). The Reorganization is designed to align the Company’s corporate organization with its distinct business activities and asset portfolios. The objective is to maximize shareholder value by enhancing operational focus, improving operating and financial transparency for investors, and facilitating future financing opportunities for the Company’s various business divisions. This could include potential access by one or more of those divisions to the public capital markets.

Strategic Rationale

The Company believes that the Reorganization represents a significant opportunity to maximize shareholder value by unlocking the full financial and investment potential of its diverse asset base. The Company’s existing operations and assets span multiple distinct and, in some senses, unaligned business categories. These include:

•	An established metallurgical coal production and sales business,

•	A rare earth and critical mineral resource and sales development,

•	Various mineral rights and related infrastructure ownership encompassing both coal and various future potential rare earth elements and critical minerals, as well as

•	Future potential critical mineral related processing and refining facilities

Following the Reorganization, each such business category will be contained in separate related subsidiaries that, at the outset, will be 100% owned by Ramaco Resources, Inc.

By organizing its assets and operations into clearly defined business divisions, the Company intends to enhance the development and financing flexibility as well as position each division to pursue dedicated financing strategies tailored to its specific capital needs, growth profile, and investor base.

This includes the potential in the future for one or more divisions to separately access public equity and debt capital markets. This structure is intended to enable each business division to attract capital from investors and financing sources best suited to its unique risk and return profile, thereby reducing the Company’s overall cost of capital and maximizing long-term shareholder value.

The Company’s Board of Directors believes that this reorganized structure will create a stronger platform for value creation across all of the Company’s business activities.

Description of Business Divisions

Following the Reorganization, the Company expects its business activities to be organized into the following four principal operating divisions:

Metallurgical Coal Production and Sales Operations. This operating division will consist of the Company’s established eastern United States metallurgical coal mining production and sales operations. The division will continue to operate substantially as it does today, serving global steel producers with high-quality metallurgical coal products.

Rare Earth and Critical Mineral Development and Sales Operations. This operating division will encompass both the development and sales from the Company’s western rare earth, critical mineral exploration and development, and thermal mining operations being pursued at the Brook Mine located near Sheridan, Wyoming. The Brook Mine is believed to host a rich and unconventional deposit of rare earth elements and critical mineral deposits including scandium, high purity gallium, germanium, high-purity alumina, and high-purity quartz. It also contains light and heavy rare earths including neodymium, praseodymium, terbium, dysprosium, yttrium, samarium, and gadolinium.

All of these minerals and rare earths are hosted in soft carbonaceous coal, clay, and siltstone seams. There is no certainty that any estimated mineral resources at the Brook Mine will be converted to mineral reserves, and no assurance that we will successfully develop the Brook Mine into a commercial-scale mine. This division is expected to be responsible for the mining, development and sales of both thermal coal and the related feedstock for the Company’s critical mineral oxide and carbonate refining operations.

Royalty and Infrastructure. This operating division will hold the Company’s mineral rights in coal as well as rare earth and critical minerals, real property interests, and infrastructure assets across both the Company’s eastern and western operations. Revenue for this division is expected to be derived from royalty payments and infrastructure income received from the Company’s operating divisions in exchange for the use of the Company’s mineral rights and infrastructure. This division is expected to benefit from a capital-light business model with high margins and minimal ongoing capital expenditure requirements.

Critical Mineral Refining and Processing. This operating division is expected to be responsible for the future processing and refining of rare earth and critical mineral feedstock expected to be produced by the Company’s mining operations, utilizing the Company’s proprietary carbochlorination processing technology. The division is expected to produce multiple distinct product streams.

Additional Information

The Company expects the Reorganization to be implemented in a tax-efficient manner using a series of internal corporate restructuring transactions. The Reorganization is not expected to result in any immediate change to the Company’s current publicly traded equity or the Company’s listing on the Nasdaq Stock Market. The Company is being advised by various legal, accounting and investment banking groups on strategic and accounting matters in connection with the Reorganization.

The Company is pursuing this initiative with the overarching objective of maximizing shareholder value. There can be no assurance regarding the timing of the completion of the Reorganization, the specific form it will ultimately take, or whether it will achieve the anticipated benefits. The Company has no obligation to update or supplement the information contained in this Current Report.

ABOUT RAMACO RESOURCES

Ramaco Resources, Inc. is a dual platform company that is both an operator and developer of high-quality, low-cost metallurgical coal in southern West Virginia and southwestern Virginia, and a developing producer of coal, rare earth elements and critical minerals in Wyoming. The Company’s executive offices are in Lexington, Kentucky, with operational offices in Charleston, West Virginia and Sheridan, Wyoming. The Company currently has four active metallurgical coal mining complexes in Central Appalachia and one coal mine and rare earths development near Sheridan, Wyoming.

In 2023, the Company announced that a major deposit of primary magnetic rare earths and critical minerals was discovered at its mine near Sheridan, Wyoming. Contiguous to the Wyoming mine, the Company currently operates a carbon research and pilot facility related to the development and production of advanced carbon products and materials derived from coal. In connection with these activities, the Company holds a body of more than 70 intellectual property patents, pending applications, exclusive licensing agreements and various trademarks.

News and additional information about Ramaco Resources, including filings with the Securities and Exchange Commission, are available at https://www.ramacoresources.com. For more information, contact investor relations at (859) 244-7455.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this news release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements related to Ramaco’s plan for the Brook Mine, as well as expected benefits and advantages from the Brook Mine, and the anticipated mineral sources at the Brook Mine, the timing of the completion of the Reorganization and the expected benefits of the Reorganization. These forward-looking statements represent Ramaco Resources’ expectations or beliefs concerning guidance, future events, anticipated revenue, future demand and production levels, macroeconomic trends, the development of ongoing projects, costs and expectations regarding operating results, and it is possible that the results described in this news release will not be achieved.

These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of Ramaco Resources’ control, which could cause actual results to differ materially from the results discussed in the forward-looking statements.

These factors include, without limitation, unexpected delays in our current mine development activities, the ability to successfully increase production at our existing met coal complexes in accordance with the Company’s growth initiatives, failure of our sales commitment counterparties to perform, increased government regulation of coal in the United States or internationally, the impact of tariffs imposed by the United States and foreign governments, the further decline of demand for coal in export markets and underperformance of the railroads, the Company’s ability to successfully develop the Brook Mine REE/CM project, including whether the Company’s exploration target and estimates for such mine are realized, the timing of the initial production of rare earth concentrates, the development of a pilot and ultimately a full scale commercial processing facility. Mineral resources are not mineral reserves and do not meet the threshold for reserve modifying factors, such as estimated economic viability, that would allow for conversion to mineral reserves. There is no certainty that any part of the estimated mineral resources at Brook Mine will be converted into mineral reserves in the future. Rare earths and critical minerals is a new initiative for us and, as such, has required and will continue to require us to make significant investments to build out our rare earth capabilities.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, Ramaco Resources does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for Ramaco Resources to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements found in Ramaco Resources’ filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The risk factors and other factors noted in Ramaco Resources’ SEC filings could cause its actual results to differ materially from those contained in any forward-looking statement.

POINT OF CONTACT

INVESTOR RELATIONS: info@ramacometc.com or 859-244-7455

SOURCE Ramaco Resources, Inc.

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